ZWEIG GOVERNMENT CASH FUND
                         Supplement dated March 1, 1999
                       to the Prospectus dated May 1, 1998

The prospectus is changed as follows:

1. The name of the Fund is changed as follows:

From                                        To
----                                        --
Zweig Government Cash Fund                  Phoenix-Zweig Government Cash Fund

The  "Zweig Series Trust" is changed to "Phoenix-Zweig Trust"

2. On page 7, under the caption The manager and management fee, delete the second sentence, and substitute the following sentences: "Zweig/Glaser Advisers is a wholly owned subsidiary of Zweig/Glaser Advisers LLC, a wholly owned subsidiary of Phoenix Investment Partners, Ltd. ("Phoenix"), a 60-percent owned subsidiary of Phoenix Home Life Mutual Insurance Company. Phoenix is a large, diversified financial services organization that provides a variety of investment products and services to investors throughout the United States and abroad, including management, administrative and distribution services to more than 40 mutual funds. Phoenix is headquartered in Hartford, Connecticut, and its common stock is listed on the New York Stock Exchange (Symbol: PXP). Zweig/Glaser Advisers operates out of its offices in New York City."

3. On page 7, under the caption The distributor replace the first sentence with the following language:

"Phoenix Equity Planning Corporation ("PEPCO") serves as the principal distributor of shares of the Phoenix-Zweig Government Cash Fund."